UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

LS Theta Fund

Investor Class – LQTVX

Institutional Class – LQTIX

ANNUAL REPORT

December 31, 2017

LS Theta Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Supplemental Information	30
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the LS Theta Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.liquidstrategiesllc.com

Theta Strategies

Letter to Shareholders

Despite 2017 volatility at all-time low levels, the LS Theta Fund ("the Fund") Institutional Class finished the fiscal year with a positive return of 5.76%. In addition to generating solid absolute returns, the Fund continued to deliver risk-adjusted returns (as measured by Sharpe Ratio) ahead of most relative indices and strategies.

Trailing Annualized 3-Year Results as of 12/31/17
LS Theta Fund Institutional	Wilshire Liquid Alternatives Index	CBOE S&P 500 One-Week PutWrite Index

Total Return	4.85%	1.25%	6.38%
Standard Deviation	2.89%	2.64%	5.84%
Sharpe Ratio	1.55	0.33	1.03
Beta vs. S&P 500	0.18	0.21	0.50
Max Drawdown	-3.23%	-6.22%	-5.89%

Source: CBOE.com, Wilshire, and Liquid Strategies, LLC

1 Year	3 Year	Since Inception

LQTIX	5.76%	4.85%	3.46%
LQTVX	5.50%	4.56%	3.20%
CBOE Weekly Put	11.35%	6.38%	5.11%
Wilshire Liquid Alts	5.07%	1.25%	1.28%

Inception April 1, 2014.
Past performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance would have been lower without fee waivers in effect. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-844-8LIQUID. Gross and Net Expense Ratios for the Investor Class shares were 2.72% and 1.50%, respectively, and for the Institutional Class shares were 2.47% and 1.25%, respectively. The Fund's adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until April 30, 2018.

Six Concourse Parkway ● Suite 300 ● Atlanta, Georgia 30328 800-970-2725 ● 770-350-8700

Theta Strategies

In terms of asset growth, 2017 was a breakthrough year for Liquid Strategies. Assets under management increased from approximately $150 million at the end of 2016 to nearly $450 million at the end of 2017. This growth can be attributed to several key factors. First, the top priority of the LS Theta Fund is risk management as evidenced by our compelling beta, standard deviation, Sharpe ratio, and max drawdown statistics. With equity market valuations continuing to be stretched, the multiple layers of risk management for the strategy are becoming increasingly important and valuable to investors. Second, the LS Theta Fund provides a compelling source of alternative income as it combines two sources: 1) a conservative short-duration bond portfolio; and 2) premiums from a conservative hedged put writing portfolio. Third, while the environment for the LS Theta Fund has been quite poor (i.e. low equity volatility), investors are increasingly preparing for a potential inflection point where volatility normalizes.

Regarding low volatility, the U.S. equity markets produced the lowest volatility readings since 1964. The realized volatility for the S&P 500 Index for 2017 registered at just 6.69%, well below the long-term average of over 14%.

Source: Liquid Strategies, LLC and Yahoo Finance

This near record-low equity volatility resulted in the lowest annual option premiums on record as measured by the "VIX" (the CBOE Volatility Index). The average closing value for the VIX in 2017 was 11.09, by far the lowest annual average in the history of the index and well below the long-term average of nearly 20! As the table below details, the VIX was at extreme low levels for almost the entire year, closing below 12.50 in 89% of the trading days compared to only 16% in 2016 and 6% in 2015. The relative lack of volatility spikes in 2017 resulted in a quiet year for the LS Theta Strategy risk model. The risk model was in Normal Risk for all but 6 days in the year, compared to a typical year where the model would move out of Normal Risk 35-40 days!

Six Concourse Parkway ● Suite 300 ● Atlanta, Georgia 30328

800-970-2725 ● 770-350-8700

Theta Strategies

Source: CBOE and Liquid Strategies, LLC

25 Years of CBOE Volatility Index ("VIX")
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
12/31/1992
12/31/1997
12/31/2002
12/31/2007
12/31/2012
50-Day Moving Average
25-Year Average

Source: CBOE and Liquid Strategies, LLC

The LS Theta Fund, while negatively impacted by low equity volatility, did benefit from continued favorable risk premiums (options continue to be generally overvalued) and favorable options skew (the put options that we write deliver higher than average risk premiums). An eventual rise in volatility (and thus a rise in option premiums) should greatly enhance return opportunities for the LS Theta Strategy.

Six Concourse Parkway ● Suite 300 ● Atlanta, Georgia 30328

800-970-2725 ● 770-350-8700

Theta Strategies

With the S&P 500 closing up for the 14th straight month (the longest stretch ever) and with bond yields trending higher, allocation decisions for investors may become increasingly difficult given the lack of alternatives that offer compelling risk/reward profiles. Should a market inflection occur this year, we have great confidence in our risk management process to help defend capital while taking advantage of a potential increase in put premiums available in the market. Regardless of what 2018 brings, we will continue to execute our disciplined investment process. We stand ready to take advantage of opportunities when they present themselves, remembering that our goal is to produce high returns per unit of risk.

Six Concourse Parkway ● Suite 300 ● Atlanta, Georgia 30328

800-970-2725 ● 770-350-8700

Theta Strategies

Risk Considerations

The views in this letter were as of 12/31/17 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

The Fund invests primarily in put options on indices, exchange traded funds (ETFs) and common stocks. Accordingly it may be subject to equity risk affected by general market conditions and ETF risk. The Fund's positions in options may be subject to greater fluctuations in value than investments in the underlying instrument. The Fund will incur a form of economic leverage through its use of options, which may increase the volatility of the Fund's returns and may increase the risk of loss to the Fund. There can be no guarantee that the strategy of the Fund will be successful. The Fund is subject to the same risks as the underlying fixed income securities such as an issuer’s credit rating or creditworthiness. Generally, bonds will decrease in value as interest rates rise, and the Fund’s value could decline.

The LS Theta Fund is distributed by IMST Distributors, LLC, which is not affiliated with the Adviser.

Financial Terms

Wilshire Liquid Alternatives Index - The Wilshire Liquid Alternative Index measures the collective performance of the five Wilshire Liquid Alternative strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index is designed to provide a broad measure of the liquid alternative market by combining the performance of the Wilshire Liquid Alternative Equity Hedge Index, Wilshire Liquid Alternative Global Macro Index, Wilshire Liquid Alternative Relative Value Index, Wilshire Liquid Alternative Multi-Strategy Index, and Wilshire Liquid Alternative Event Driven Index.

CBOE S&P 500 One-Week PutWrite Index - The CBOE S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month Treasury bills. The WPUT Index rolls on a weekly basis, typically every Friday.

CBOE Volatility Index (VIX) – a measure of the market’s expectation of 30-day volatility, constructed using the implied volatilities of a wide range of S&P 500 index options.

Indexes are unmanaged and it is not possible to invest directly in an index.

Standard Deviation - A measure of the average deviations of a return series from its mean; often used as a measure of risk and volatility.

Sharpe Ratio - The average return earned in excess of the risk-free rate per unit of volatility or total risk, in this case standard deviation.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Max Drawdown - The maximum loss from a peak to a trough of a portfolio, before a new peak is attained, based on monthly performance.

Six Concourse Parkway ● Suite 300 ● Atlanta, Georgia 30328

800-970-2725 ● 770-350-8700

LS Theta Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the CBOE S&P 500 One-Week PutWrite Index. The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing an At-the-Money (ATM) SPX Put option on a weekly basis and holds a rolling money market account invested in one-month Treasury bills to cover the liability from the short SPX Put option position. The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Investor Class	5.50%	4.56%	3.20%	03/31/14
Institutional Class	5.76%	4.85%	3.46%	03/31/14
CBOE S&P 500 One-Week PutWrite Index	11.35%	6.38%	5.11%	03/31/14
Wilshire Liquid Alternative IndexSM	5.07%	1.25%	-*	07/24/14
*	The Wilshire Liquid Alternative Index was created on July 24, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 8LIQUID (844-854-7843).

LS Theta Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited) – Continued

Gross and Net Expense Ratios for the Investor Class shares were 2.72% and 1.50%, respectively, and for the Institutional Class shares were 2.47% and 1.25%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective June 23, 2017 the Fund no longer charges a redemption fee. Prior to June 23, 2017, the Fund charged a 2.00% redemption fee on all shares redeemed within 30 days of purchase.

LS Theta Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds – 77.1%
	Communications – 3.9%
$2,350,000	21st Century Fox America, Inc. 3.000%, 9/15/2022	$2,386,954
2,500,000	AT&T, Inc. 2.303% (LIBOR 3 Month+89 basis points), 2/14/2023[1]	2,521,295
	Comcast Corp.
2,750,000	5.150%, 3/1/2020	2,915,412
3,350,000	2.750%, 3/1/2023[2]	3,368,442
2,750,000	NBCUniversal Enterprise, Inc. 1.974%, 4/15/2019[3]	2,745,529
		13,937,632
	Consumer Discretionary – 5.7%
1,000,000	Ford Motor Credit Co. LLC 2.681%, 1/9/2020	1,002,902
	General Motors Financial Co., Inc.
2,000,000	3.450%, 4/10/2022[2]	2,028,590
2,500,000	3.003% (LIBOR 3 Month+131 basis points), 6/30/2022[1]	2,547,615
	Home Depot, Inc.
2,750,000	2.000%, 6/15/2019[2]	2,751,719
2,350,000	2.700%, 4/1/2023[2]	2,374,141
	Lowe's Cos., Inc.
1,850,000	1.150%, 4/15/2019	1,829,615
850,000	3.875%, 9/15/2023[2]	902,808
2,200,000	McDonald's Corp. 2.100%, 12/7/2018	2,202,750
2,000,000	Southwest Airlines Co. 2.650%, 11/5/2020[2]	2,009,456
2,750,000	Starbucks Corp. 2.100%, 2/4/2021[2]	2,733,563
		20,383,159
	Consumer Staples – 7.2%
	Altria Group, Inc.
2,975,000	9.700%, 11/10/2018	3,167,839
3,250,000	4.750%, 5/5/2021	3,486,857
2,475,000	Anheuser-Busch InBev Finance, Inc. 2.150%, 2/1/2019	2,478,500
2,500,000	Coca-Cola Co. 1.650%, 11/1/2018	2,498,475
	CVS Health Corp.
2,700,000	2.250%, 12/5/2018[2]	2,704,136
2,250,000	4.750%, 12/1/2022[2]	2,412,565
1,550,000	Estee Lauder Cos., Inc. 1.800%, 2/7/2020	1,538,980

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Consumer Staples (Continued)
$2,000,000	Mead Johnson Nutrition Co. 3.000%, 11/15/2020	$2,030,790
2,250,000	PepsiCo, Inc. 5.000%, 6/1/2018	2,279,443
3,000,000	Target Corp. 3.875%, 7/15/2020	3,124,557
		25,722,142
	Energy – 4.4%
1,500,000	BP Capital Markets PLC (United Kingdom) 2.305% (LIBOR 3 Month+63 basis points), 9/26/2018[1,4]	1,505,757
	Chevron Corp.
2,975,000	1.718%, 6/24/2018[2]	2,975,202
2,500,000	1.961%, 3/3/2020[2]	2,491,997
2,800,000	ConocoPhillips Co. 2.200%, 5/15/2020[2]	2,795,316
2,700,000	EOG Resources, Inc. 5.625%, 6/1/2019	2,825,950
2,975,000	Shell International Finance B.V. (Netherlands) 1.375%, 9/12/2019[4]	2,939,238
		15,533,460
	Financials – 30.7%
	Aflac, Inc.
1,600,000	2.400%, 3/16/2020	1,601,842
2,795,000	3.625%, 11/15/2024	2,926,231
2,750,000	American Express Credit Corp. 1.917% (LIBOR 3 Month+43 basis points), 3/3/2020[1,2]	2,757,367
2,215,000	Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/2024	2,389,775
2,975,000	Australia & New Zealand Banking Group Ltd. (Australia) 1.600%, 7/15/2019[4]	2,947,579
	Bank of America Corp.
1,850,000	1.950%, 5/12/2018	1,850,242
1,850,000	2.600%, 1/15/2019	1,856,614
1,850,000	2.250%, 4/21/2020	1,851,911
1,850,000	5.000%, 5/13/2021	1,994,966
850,000	Bank of New York Mellon Corp. 2.428% (LIBOR 3 Month+105 basis points), 10/30/2023[1,2]	873,888
3,475,000	Berkshire Hathaway, Inc. 2.200%, 3/15/2021[2]	3,465,697
1,750,000	BNP Paribas S.A. (France) 2.450%, 3/17/2019[4]	1,759,053
2,950,000	Capital One Financial Corp. 4.750%, 7/15/2021	3,154,586

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Financials (Continued)
	Commonwealth Bank of Australia
$3,000,000	1.375%, 9/6/2018[3,4]	$2,989,536
2,475,000	2.250%, 3/13/2019[4]	2,477,025
2,000,000	2.339% (LIBOR 3 Month+83 basis points), 9/6/2021[1,3,4]	2,022,324
2,750,000	Fifth Third Bank 2.300%, 3/15/2019[2]	2,752,533
	Goldman Sachs Group, Inc.
1,850,000	2.375%, 1/22/2018	1,850,403
1,850,000	2.625%, 1/31/2019	1,858,482
2,350,000	2.300%, 12/13/2019[2]	2,349,603
2,550,000	2.600%, 12/27/2020[2]	2,551,540
2,000,000	2.365% (LIBOR 3 Month+100 basis points), 7/24/2023[1,2]	2,018,468
2,000,000	3.128% (LIBOR 3 Month+175 basis points), 10/28/2027[1,2]	2,117,260
3,250,000	HSBC Bank USA N.A. 4.875%, 8/24/2020	3,438,282
2,550,000	Huntington Bancshares, Inc. 3.150%, 3/14/2021[2]	2,592,027
2,250,000	Huntington National Bank 2.375%, 3/10/2020[2]	2,247,761
2,825,000	JPMorgan Chase & Co. 4.500%, 1/24/2022	3,024,583
2,750,000	KeyBank N.A. 1.600%, 8/22/2019	2,720,608
2,750,000	Manufacturers & Traders Trust Co. 2.250%, 7/25/2019[2]	2,753,242
2,750,000	Mastercard, Inc. 2.000%, 4/1/2019	2,748,369
2,975,000	MetLife, Inc. 4.750%, 2/8/2021	3,186,567
	Morgan Stanley
2,800,000	2.650%, 1/27/2020	2,814,050
2,700,000	5.750%, 1/25/2021	2,943,532
2,000,000	2.617% (LIBOR 3 Month+122 basis points), 5/8/2024[1,2]	2,043,574
3,210,000	Nasdaq, Inc. 5.550%, 1/15/2020	3,404,125
3,350,000	Simon Property Group LP 4.375%, 3/1/2021[2]	3,536,880
2,750,000	Sumitomo Mitsui Banking Corp. (Japan) 2.250%, 7/11/2019[4]	2,749,640
1,085,000	TD Ameritrade Holding Corp. 5.600%, 12/1/2019	1,152,077
2,475,000	U.S. Bancorp 2.200%, 4/25/2019[2]	2,482,457

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Financials (Continued)
$2,550,000	UBS A.G. (Switzerland) 2.375%, 8/14/2019[4]	$2,552,703
	Wells Fargo & Co.
2,475,000	2.150%, 1/15/2019	2,479,351
2,975,000	2.550%, 12/7/2020	2,988,307
	Westpac Banking Corp.
1,750,000	4.875%, 11/19/2019[4]	1,835,041
3,250,000	2.150%, 3/6/2020[4]	3,236,552
		109,346,653
	Health Care – 7.2%
1,750,000	AbbVie, Inc. 2.500%, 5/14/2020[2]	1,756,361
	Amgen, Inc.
2,975,000	5.700%, 2/1/2019	3,088,725
2,975,000	2.200%, 5/22/2019[2]	2,976,556
2,705,000	Cigna Corp. 3.250%, 4/15/2025[2]	2,722,439
	Gilead Sciences, Inc.
2,475,000	1.850%, 9/4/2018	2,475,344
2,255,000	2.550%, 9/1/2020	2,275,913
	Merck & Co., Inc.
3,750,000	3.875%, 1/15/2021[2]	3,917,558
2,805,000	2.800%, 5/18/2023	2,830,458
895,000	Stryker Corp. 2.000%, 3/8/2019	893,878
2,750,000	UnitedHealth Group, Inc. 2.700%, 7/15/2020	2,782,813
		25,720,045
	Industrials – 5.4%
2,000,000	Burlington Northern Santa Fe LLC 3.000%, 3/15/2023[2]	2,038,936
	Caterpillar Financial Services Corp.
2,250,000	2.100%, 6/9/2019	2,251,564
2,975,000	1.700%, 8/9/2021	2,902,895
2,975,000	Caterpillar, Inc. 3.900%, 5/27/2021	3,130,096
3,350,000	General Electric Co. 1.771% (LIBOR 3 Month+38 basis points), 5/5/2026[1]	3,215,534
1,750,000	Honeywell International, Inc. 1.800%, 10/30/2019	1,741,217
2,975,000	Illinois Tool Works, Inc. 6.250%, 4/1/2019	3,122,759

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Industrials (Continued)
$850,000	United Parcel Service, Inc. 1.799% (LIBOR 3 Month+38 basis points), 5/16/2022[1]	$851,984
		19,254,985
	Materials – 4.1%
	EI du Pont de Nemours & Co.
2,500,000	1.907% (LIBOR 3 Month+53 basis points), 5/1/2020[1]	2,516,557
2,740,000	3.625%, 1/15/2021	2,832,924
2,500,000	Monsanto Co. 2.200%, 7/15/2022[2]	2,423,250
2,090,000	Newmont Mining Corp. 3.500%, 3/15/2022[2]	2,135,585
	Praxair, Inc.
2,500,000	1.250%, 11/7/2018	2,490,018
2,225,000	4.500%, 8/15/2019	2,308,124
		14,706,458
	Technology – 5.0%
	Cisco Systems, Inc.
2,475,000	4.950%, 2/15/2019	2,555,695
2,975,000	2.450%, 6/15/2020	2,995,524
	Oracle Corp.
1,975,000	2.375%, 1/15/2019	1,983,546
2,475,000	3.875%, 7/15/2020	2,581,487
2,350,000	2.500%, 5/15/2022[2]	2,355,104
	QUALCOMM, Inc.
2,750,000	2.250%, 5/20/2020	2,729,738
2,500,000	2.108% (LIBOR 3 Month+73 basis points), 1/30/2023[1]	2,497,745
		17,698,839
	Utilities – 3.5%
2,250,000	Duke Energy Progress LLC 5.300%, 1/15/2019	2,322,835
2,950,000	Edison International 2.125%, 4/15/2020	2,925,760
1,350,000	Florida Power & Light Co. 3.250%, 6/1/2024[2]	1,388,953
2,850,000	Georgia Power Co. 4.250%, 12/1/2019	2,958,345
2,700,000	Southern Co. 2.350%, 7/1/2021[2]	2,686,219
		12,282,112
	Total Corporate Bonds (Cost $275,314,100)	274,585,485

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	U.S. Treasury Notes – 10.7%
	United States Treasury Note
$7,550,000	2.875%, 3/31/2018	$7,577,014
7,550,000	3.875%, 5/15/2018	7,617,829
7,550,000	4.000%, 8/15/2018	7,659,271
7,550,000	3.750%, 11/15/2018	7,677,557
7,550,000	2.750%, 2/15/2019	7,626,089

	Total U.S. Treasury Notes (Cost $38,199,721)	38,157,760

Number of Contracts

	Purchased Options Contracts – 0.1%
	Put Options – 0.1%
	S&P 500 Index
330	Exercise Price: $2,415.00, Notional Amount: $79,695,000, Expiration Date: January 5, 2018	14,025
320	Exercise Price: $2,415.00, Notional Amount: $77,280,000, Expiration Date: January 12, 2018	36,000
325	Exercise Price: $2,415.00, Notional Amount: $78,487,500, Expiration Date: January 19, 2018	59,313
325	Exercise Price: $2,415.00, Notional Amount: $78,487,500, Expiration Date: January 26, 2018	75,562

	Total Put Options (Cost $163,942)	184,900

	Total Purchased Options Contracts (Cost $163,942)	184,900

Principal Amount

	Short-Term Investments – 10.0%
$7,092,352	UMB Money Market Fiduciary, 0.01%[5]	7,092,352
	United States Treasury Bill
14,500,000	0.00%, 1/18/2018[6]	14,492,054
14,000,000	0.00%, 2/1/2018[6]	13,985,300

	Total Short-Term Investments (Cost $35,571,447)	35,569,706

	Total Investments – 97.9% (Cost $349,249,210)	348,497,851
	Other Assets in Excess of Liabilities – 2.1%	7,397,883

	Total Net Assets – 100.0%	$355,895,734

LS Theta Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Contracts		Value

	WRITTEN Options Contracts – (0.4)%
	Put Options – (0.4)%
	S&P 500 Index
(650)	Exercise Price: $2,670.00, Notional Amount: $(173,550,000), Expiration Date: January 5, 2018	$(510,250)
(485)	Exercise Price: $2,670.00, Notional Amount: $(129,495,000), Expiration Date: January 12, 2018	(640,200)
(165)	Exercise Price: $2,675.00, Notional Amount: $(44,137,500), Expiration Date: January 12, 2018	(245,025)

	Total Put Options (Proceeds $1,021,069)	(1,395,475)

	Total WRITTEN Options Contracts ( Proceeds $1,021,069)	$(1,395,475)

LP – Limited Partnership

PLC – Public Limited Company

[1]	Floating rate security.
[2]	Callable.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,757,389 which represents 2.2% of Net Assets.
[4]	Foreign security denominated in U.S. Dollars.
[5]	The rate is the annualized seven-day yield at period end.
[6]	All or a portion of this security is segregated as collateral for open written options contracts.

See accompanying Notes to Financial Statements.

LS Theta Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	30.7%
Consumer Staples	7.2%
Health Care	7.2%
Consumer Discretionary	5.7%
Industrials	5.4%
Technology	5.0%
Energy	4.4%
Materials	4.1%
Communications	3.9%
Utilities	3.5%
Total Corporate Bonds	77.1%
U.S. Treasury Notes	10.7%
Purchased Options Contracts	0.1%
Short-Term Investments	10.0%
Total Investments	97.9%
Other Assets in Excess of Liabilities	2.1%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

LS Theta Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $349,085,268)	$348,312,951
Purchased options contracts, at value (cost $163,942)	184,900
Cash deposited with broker for written options contracts	5,436,070
Receivables:
Investment securities sold	555,503
Fund shares sold	1,175,639
Dividends and interest	2,558,595
Prepaid expenses	17,750
Total assets	358,241,408

Liabilities:
Written options contracts, at value (proceeds $1,021,069)	1,395,475
Payables:
Investment securities purchased	578,614
Advisory fees	263,181
Shareholder servicing fees (Note 8)	9,739
Distribution fees (Note 7)	566
Fund administration fees	27,794
Auditing fees	19,083
Fund accounting fees	12,206
Transfer agent fees and expenses	8,139
Chief Compliance Officer fees	1,351
Custody fees	1,109
Trustees' deferred compensation (Note 3)	649
Trustees' fees and expenses	47
Accrued other expenses	27,721
Total liabilities	2,345,674

Net Assets	$355,895,734

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$354,240,337
Accumulated net realized gain on investments, purchased options contracts and written
options contracts	2,781,162
Net unrealized depreciation on:
Investments	(772,317)
Purchased options contracts	20,958
Written options contracts	(374,406)
Net Assets	$355,895,734

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$2,573,519
Shares of beneficial interest issued and outstanding	48,657
Redemption price	$52.89

Institutional Class Shares:
Net assets applicable to shares outstanding	$353,322,215
Shares of beneficial interest issued and outstanding	6,616,263
Redemption price	$53.40

See accompanying Notes to Financial Statements.

LS Theta Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Interest	$1,078,243
Total investment income	1,078,243

Expenses:
Advisory fees	926,621
Fund administration fees	98,245
Fund accounting fees	69,469
Transfer agent fees and expenses	55,919
Shareholder servicing fees (Note 8)	54,180
Registration fees	36,542
Miscellaneous	35,109
Interest expense	28,302
Legal fees	20,882
Auditing fees	20,632
Chief Compliance Officer fees	14,467
Custody fees	10,488
Shareholder reporting fees	9,911
Distribution fees (Note 7)	7,871
Trustees' fees and expenses	6,692
Insurance fees	1,245
Total expenses	1,396,575
Advisory fees waived	(230,432)
Net expenses	1,166,143
Net investment loss	(87,900)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts and Written
Options Contracts:
Net realized gain (loss) on:
Investments	(15,436)
Purchased options contracts	(741,522)
Written options contracts	6,591,877
Net realized gain	5,834,919
Net change in unrealized appreciation/depreciation on:
Investments	(771,120)
Purchased options contracts	20,958
Written options contracts	(374,406)
Net change in unrealized appreciation/depreciation	(1,124,568)
Net realized and unrealized gain on investments, purchased options contracts and written options contracts	4,710,351

Net Increase in Net Assets from Operations	$4,622,451

See accompanying Notes to Financial Statements.

LS Theta Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(87,900)	$(182,480)
Net realized gain on investments, purchased options contracts
and written options contracts	5,834,919	1,270,182
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	(1,124,568)	1,715
Net increase in net assets resulting from operations	4,622,451	1,089,417

Distributions to Shareholders:
From net realized gain:
Investor Class	(25,909)	(21,553)
Institutional Class	(3,283,323)	(500,304)
Total distributions to shareholders	(3,309,232)	(521,857)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,729,251	2,977,226
Institutional Class	360,471,035	35,162,039
Reinvestment of distributions:
Investor Class	25,909	21,553
Institutional Class	1,788,708	497,947
Cost of shares redeemed:
Investor Class[1]	(2,299,224)	(1,623,908)
Institutional Class[2]	(56,587,640)	(5,752,024)
Net increase in net assets from capital transactions	306,128,039	31,282,833

Total increase in net assets	307,441,258	31,850,393

Net Assets:
Beginning of period	48,454,476	16,604,083
End of period	$355,895,734	$48,454,476

Capital Share Transactions:
Shares sold:
Investor Class	53,036	58,771
Institutional Class	6,751,578	689,432
Shares reinvested:
Investor Class	490	425
Institutional Class	33,534	9,767
Shares redeemed:
Investor Class	(43,838)	(31,965)
Institutional Class	(1,080,881)	(114,945)
Net increase from capital share transactions	5,713,919	611,485

[1]	Net of redemption fee proceeds of $131 and $0, respectively.
[2]	Net of redemption fee proceeds of $2,683 and $844, respectively.

See accompanying Notes to Financial Statements.

LS Theta Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended December 31,			March 31, 2014*
				through
	2017	2016	2015	December 31, 2014[1]
Net asset value, beginning of period	$50.61	$48.70	$48.75	$50.00
Income from Investment Operations:
Net investment loss	(0.18)[2]	(0.60)[2]	(0.71)[2]	(0.75)
Net realized and unrealized gain on investments	2.97	3.41	1.92	- [3]
Total from investment operations	2.79	2.81	1.21	(0.75)

Less Distributions:
From net realized gain	(0.51)	(0.90)	(1.26)	(0.50)
Total distributions	(0.51)	(0.90)	(1.26)	(0.50)

Redemption fee proceeds[2]	- [3]	-	-	-

Net asset value, end of period	$52.89	$50.61	$48.70	$48.75

Total return[4]	5.50%	5.77%	2.45%	(1.55)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,574	$1,972	$572	$189

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.75%	2.72%[6]	3.92%	4.32%[7]
After fees waived and expenses absorbed	1.50%[8]	1.51%[6]	1.50%	1.50%[7]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.59)%	(2.40)%	(3.84)%	(4.29)%[7]
After fees waived and expenses absorbed	(0.34)%	(1.19)%	(1.42)%	(1.47)%[7]

Portfolio turnover rate	3%	-%	-%	-% [5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 12 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2016.
[7]	Annualized.
[8]	Effective May 1, 2017, interest expense is included in annual operating expense limitation.

See accompanying Notes to Financial Statements.

LS Theta Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended December 31,			March 31, 2014*
				through
	2017	2016	2015	December 31, 2014[1]
Net asset value, beginning of period	$50.97	$48.91	$48.80	$50.00
Income from Investment Operations:
Net investment loss	(0.05)[2]	(0.47)[2]	(0.59)[2]	(0.80)
Net realized and unrealized gain on investments	2.99	3.43	1.96	0.10
Total from investment operations	2.94	2.96	1.37	(0.70)

Less Distributions:
From net realized gain	(0.51)	(0.90)	(1.26)	(0.50)
Total distributions	(0.51)	(0.90)	(1.26)	(0.50)

Redemption fee proceeds[2]	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$53.40	$50.97	$48.91	$48.80

Total return[4]	5.76%	6.05%	2.78%	(1.45)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$353,322	$46,482	$16,032	$5,569

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.50%	2.47%[6]	3.67%	4.07%[7]
After fees waived and expenses absorbed	1.25%[8]	1.26%[6]	1.25%	1.25%[7]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.34)%	(2.15)%	(3.59)%	(4.04)%[7]
After fees waived and expenses absorbed	(0.09)%	(0.94)%	(1.17)%	(1.22)%[7]

Portfolio turnover rate	3%	-%	-%	-% [5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 12 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2016.
[7]	Annualized.
[8]	Effective May 1, 2017, interest expense is included in annual operating expense limitation.

See accompanying Notes to Financial Statements.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1 – Organization

LS Theta Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to generate current income with a low correlation to the risks and returns of major market indices. The Fund commenced investment operations on March 31, 2014, with two classes of shares: Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Options

The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund is allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended December 31, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liquid Strategies, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2017, the Advisor waived a portion of its advisory fees totaling $230,432. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2017, the amount of these potentially recoverable expenses was $718,786. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

2018	$255,404
2019	232,950
2020	230,432
Total	$718,786

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2017, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2017, gross unrealized appreciation and depreciation on investments and written options contracts, based on cost for federal income tax purposes were as follows:

Cost of Investments	$347,874,693

Gross unrealized appreciation	$30,182
Gross unrealized depreciation	(802,499)

Net unrealized depreciation on investments	$(772,317)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$617	$87,900	$(88,517)

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$980,908
Undistributed long-term capital gains	1,446,806
Tax accumulated earnings	2,427,714

Accumulated capital and other losses	-
Net unrealized depreciation on investments	(772,317)
Total accumulated earnings	$1,655,397

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

Distribution paid from:	2017	2016
Ordinary income	$1,248,473	$120,341
Net long-term capital gains	2,060,759	401,516
Total distributions paid	$3,309,232	$521,857

Note 5 – Redemption Fee

Effective June 23, 2017, the Fund no longer charges a redemption fee. Prior to June 23, 2017, the Fund charged a 2.00% redemption fee on all shares redeemed within 30 days of purchase. Prior to June 23, 2017 and for the year ended December 31, 2016, the Fund received $2,814 and $844, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term investments, and options contracts were $262,818,856 and $881,572, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2017, distribution fees incurred are disclosed on the Statement of Operations.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds**	$-	$274,585,485	$-	$274,585,485
U.S. Treasury Notes	-	38,157,760	-	38,157,760
Purchased Options Contracts	50,025	134,875	-	184,900
Short-Term Investments
Money Market	7,092,352	-	-	7,092,352
U.S. Treasury Bill	-	28,477,354	-	28,477,354
Total Assets	$7,142,377	$341,355,474	$-	$348,497,851

Liabilities
Written Options Contracts	$1,395,475	$-	$-	$1,395,475

*	The Fund did not hold any Level 3 securities at period end.

**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended December 31, 2017.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2017 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased Options Contracts, at value	$184,900	Written options contracts, at value	$1,395,475
Total		$184,900		$1,395,475

LS Theta Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(741,522)	$6,591,877	$5,850,355
Total	$(741,522)	$6,591,877	$5,850,355

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$20,958	$(374,406)	$(353,448)
Total	$20,958	$(374,406)	$(353,448)

The quarterly average volumes of derivative instruments as of December 31, 2017 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Notional Value	$81,028,500
	Written options contracts	Notional Value	$(96,260,500)

Note 12 – Reverse Stock Split

The Fund had a 1 for 5 reverse stock split with the ex and payable dates of August 7, 2015, to shareholders of record as of August 6, 2015. This resulted in a decrease in shares outstanding from 27,994 to 5,599, and an increase in net asset value from $10.05 to $50.23 for the Investor Class, and a decrease in shares outstanding from 1,051,178 to 220,652, and an increase in net asset value from $10.08 to $50.39 for the Institutional Class. This transaction did not change the net assets of the Fund or the value of a shareholder’s account.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of LS Theta Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LS Theta Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 31, 2014 through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Trust’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2018

LS Theta Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For Federal income tax purposes, the Fund designates long-term capital gain dividends of $2,060,759, or the amounts determined to be necessary, for the calendar year ended December 31, 2017.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 8LIQUID (844-854-7843). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	1	None.

LS Theta Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A

LS Theta Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

LS Theta Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2017 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and or/service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/17	12/31/17	7/1/17 – 12/31/17
Investor Class	Actual Performance	$ 1,000.00	$ 1,024.10	$ 7.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63
Institutional Class	Actual Performance	1,000.00	1,025.40	6.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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LS Theta Fund

A series of Investment Managers Series Trust

Investment Advisor

Liquid Strategies, LLC

Six Concourse Parkway, Suite 3300

Atlanta, Georgia 30328

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
LS Theta Fund - Investor Class	LQTVX	46141P 289
LS Theta Fund - Institutional Class	LQTIX	46141P 271

Privacy Principles of the LS Theta Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the LS Theta Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 8LIQUID (844-854-7843), or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 8LIQUID (844-854-7843), or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 8LIQUID (844-854-7843). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 8LIQUID (844-854-7843).

LS Theta Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 8LIQUID (844-854-7843)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-854-7843.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$16,700	$16,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/12/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/12/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/12/2018